Exhibit 10.7

AMENDMENT TO STOCK PURCHASE AGREEMENT

This AMENDMENT  (the “Amendment”) to the STOCK PURCHASE AGREEMENT (the "Agreement") originally dated as of October 12, 2010, by and between Mitch Ohlbaum (the “Seller”) and Global Gate Property Corp., a Nevada corporation (the “Purchaser”) is dated as of November 1, 2010.  Capitalized terms not defined herein shall have the meanings assigned to them in the Agreement.

WITNESSETH:

WHEREAS, on October 12, 2010, the Seller and the Company entered into the Agreement; and

WHEREAS, the parties now desire to amend the Agreement to modify the time of payment of the Purchase Price;

NOW, THEREFORE, in consideration of and for the mutual promises and covenants contained herein, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Agreement is hereby amended as follows:

1.	Section 2 of the Agreement shall be modified by deleting the phrase “within 60 days (“Payment Date”) in clause (a).

2.           (A)           This Amendment shall be construed and interpreted in accordance with the laws of the State of California without giving effect to the conflict of laws rules thereof or the actual domiciles of the parties.

(B)           Except as amended hereby, the terms and provisions of the Agreement shall remain in full force and effect, and the Agreement is in all respects ratified and confirmed. On and after the date of this Amendment, each reference in the Agreement to the "Agreement", "hereinafter", "herein", "hereinafter", "hereunder", "hereof", or words of like import shall mean and be a reference to the Agreement as amended by this Amendment.

(C)           This Amendment may be executed in one or more counterparts, each of which shall be deemed an original and all of which taken together shall constitute a single Amendment.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first stated above.

By:	/s/ Mitch Ohlbaum
MITCH OHLBAUM

GLOBAL GATE PROPERTY CORP.

By:	/s/ Gary S. Ohlbaum
Name: Gary S. Ohlbaum
Title: President and CEO